UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-2527

DWS Money Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	07/31

Date of reporting period:	07/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  JULY 31, 2009

Annual Report to Shareholders

DWS Money Market Prime Series

Contents

4 Portfolio Management Review

8 Information About Your Fund's Expenses

10 Portfolio Summary

11 Investment Portfolio

16 Financial Statements

20 Financial Highlights

23 Notes to Financial Statements

32 Report of Independent Registered Public Accounting Firm

33 Tax Information

34 Summary of Management Fee Evaluation by Independent Fee Consultant

39 Summary of Administrative Fee Evaluation by Independent Fee Consultant

40 Board Members and Officers

44 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the fund's $1.00 share price. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the fund's share price. The fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the fund may have a significant adverse effect on the share price of the fund. Please read this fund's prospectus for specific details regarding its risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

DWS Money Market Prime Series: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Money Market Prime Series. DIMA has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of each fund. These investment professionals have a broad range of experience managing money market funds.

Overview

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

In the wake of severe problems in the subprime mortgage industry, severe volatility and disruption in the financial markets and credit constraints throughout the globe, the US economy has endured the worst economic downturn since the Great Depression of the 1930s. Responding to a worldwide "credit crunch," fears of deflation and the effects of recession, the US Federal Reserve Board (the Fed) enacted an extremely accommodative monetary policy by cutting the federal funds rate to near zero over a number of Federal Open Market Committee (FOMC) meetings from September 2007 to December 2008.1 As a means of restoring liquidity within the global monetary system, the Fed also took a number of creative measures. These included the setting up of temporary securities auction facilities for banks and broker/dealers, and significantly easier credit terms from the Fed for these institutions.2

Late in the first quarter of 2009, it seemed evident that the array of government programs had improved investor sentiment and the overall tone of the financial markets. Liquidity — which had been severely disrupted at the height of the financial crisis — was gradually restored in the short end of the money market curve as yield spreads returned to more normal levels.3 At the end of the second quarter of 2009 — except for the labor market, where US unemployment approached 10% — the rate of deterioration for economic data seemed to be slowing.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.

7-Day Current Yield as of July 31, 2009 — DWS Money Market Prime Series
DWS Cash Investment Trust Class A	.01%*
DWS Cash Investment Trust Class B	.01%*
DWS Cash Investment Trust Class C	.01%*
DWS Cash Investment Trust Class S	.04%
DWS Money Market Fund	.10%
* Recent and future declines in interest rate levels could cause the portfolio's earnings to fall below each portfolio's expense ratio, resulting in a negative yield. The investment advisor has agreed to voluntarily waive fees/reimburse expenses as necessary to maintain a minimum distribution yield. This waiver may be changed or terminated at any time without notice. Without such voluntary fee waiver/expense reimbursement, the 7-day current yield would have been -0.27%, -1.02% and -0.99%, respectively, for DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B and DWS Cash Investment Trust Class C shares, as of July 31, 2009.

Yields are historical, will fluctuate, and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolios over a 7-day period expressed as an annual percentage rate. For the most current yield information, visit our Web site at www.dws-investments.com.

Lipper Ranking — Money Market Fund Category as of 7/31/09 (DWS Money Market Prime Series — DWS Money Market Fund)
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	32	of	300	11
3-Year	19	of	280	7
5-Year	18	of	261	7
10-Year	17	of	197	9

Lipper Inc. rankings are based upon changes in net asset value with all dividends reinvested for the periods indicated as of July 31, 2009. Rankings are historical and do not guarantee future performance. The fund is compared to the Lipper Money Market Fund category. Rankings are for DWS Money Market Prime Series — DWS Money Market Fund; other share classes may vary.

Source: Lipper Inc.

With the Fed targeting short-term rates between 0.00% and 0.25% (and stating repeatedly that it intends to keep rates very low for some time to come), and in response to an easing of credit concerns, strong demand for money market instruments and considerable shrinkage in their supply, the three-month London Interbank Offered Rate (LIBOR — an industry standard for measuring three-month taxable money market rates) — underwent a steep decline. Over the period from March 26 to May 22, 2009, LIBOR dropped 0.57%, down to 0.66%. As of July 31, 2009, LIBOR stood at 0.48%, compared with 2.79% 12 months earlier.4

Positive attribution

We were able to maintain a competitive yield for the fund during the period. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.)

Given the difficult situation throughout the investment markets at the start of the 12-month period, our strategy for the fund was to emphasize liquidity and high credit quality while looking for ways to maximize yield potential when opportunities presented themselves.5 In mid-September 2008, when conditions in the money markets worsened drastically, we enacted a significantly more defensive strategy, holding more overnight securities in the form of repurchase agreements. We also purchased Treasury and agency instruments as well as corporate commercial paper and sovereign securities (direct issuance by foreign governments) in seeking the highest-quality portfolio given the extremely difficult market environment.

Negative attribution

The types of securities that we were investing in tended to have lower yields than issues carrying more risk. We preferred to be cautious during a time of significant market turbulence. In the end, this cost the fund some yield, but we believe that this represented a prudent approach to preserving principal.

Outlook

As market conditions have now eased in the past few months, we have remained focused on liquidity and credit quality. We have looked for opportunities to boost yield without increasing the fund's overall risk level, utilizing the highest-quality securities, and emphasizing government-guaranteed short-term instruments from a wide range of sources.

We continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek a competitive yield for our shareholders.

1 The federal (or "fed") funds rate is the interest rate, set by the US Federal Reserve Board, at which banks lend money to each other, usually on an overnight basis.
2 Under the Term Auction Facility (TAF), the Federal Reserve will auction term funds to depository institutions. All depository institutions that are eligible to borrow under the primary credit program will be eligible to participate in TAF auctions.
3 "Spread" refers to the excess yield various bond sectors offer over Treasuries with similar maturities.
4 The LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.
5 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

Information About Your Fund's Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B and DWS Cash Investment Trust Class C limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2009 to July 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for DWS Cash Investment Trust Class S may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for DWS Cash Investment Trust Class S during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2009
Actual Fund Return	DWS Cash Investment Trust Class A	DWS Cash Investment Trust Class B	DWS Cash Investment Trust Class C	DWS Cash Investment Trust Class S	DWS Money Market Fund
Beginning Account Value 2/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/09	$ 1,000.80	$ 1,000.10	$ 1,000.10	$ 1,002.00	$ 1,002.20
Expenses Paid per $1,000*	$ 3.42	$ 4.61	$ 4.36	$ 2.28	$ 2.23
Hypothetical 5% Fund Return	DWS Cash Investment Trust Class A	DWS Cash Investment Trust Class B	DWS Cash Investment Trust Class C	DWS Cash Investment Trust Class S	DWS Money Market Fund
Beginning Account Value 2/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/09	$ 1,021.37	$ 1,020.18	$ 1,020.43	$ 1,022.51	$ 1,022.56
Expenses Paid per $1,000*	$ 3.46	$ 4.66	$ 4.41	$ 2.31	$ 2.26
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	DWS Cash Investment Trust Class A	DWS Cash Investment Trust Class B	DWS Cash Investment Trust Class C	DWS Cash Investment Trust Class S	DWS Money Market Fund
DWS Money Market Prime Series	.69%	.93%	.88%	.46%	.45%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	7/31/09	7/31/08

Commercial Paper	48%	50%
Certificates of Deposit and Bank Notes	17%	15%
Short-Term Notes	13%	23%
Government & Agency Obligations	13%	5%
Repurchase Agreements	7%	4%
Time Deposits	2%	1%
Master Notes	—	2%
	100%	100%
Weighted Average Maturity

DWS Money Market Prime Series	64 days	50 days
First Tier Retail Money Fund Average*	48 days	44 days
* The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Asset allocation and weighted average maturity are subjected to change.

For more complete details about the Fund's holdings, see pages 11-15. A quarterly Fact Sheet is available upon request. A complete list of the Portfolio's portfolio holdings is posted twice each month on www.dws-investments.com. Portfolio holdings as of the 15th day of each month are posted to the Web site on or after month-end and portfolio holdings as of each month-end are posted to the Web site on or after the 14th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for more contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2009

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 16.4%
Bank of Montreal:
0.27%, 8/10/2009	30,000,000	30,000,000
0.34%, 10/7/2009	18,000,000	18,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd.:
0.32%, 9/10/2009	17,500,000	17,500,000
0.35%, 10/13/2009	20,000,000	20,000,000
BNP Paribas:
0.82%, 11/5/2009	36,000,000	36,000,000
1.0%, 8/10/2009	48,000,000	48,000,000
Dexia Credit Local:
0.85%, 9/1/2009	25,000,000	25,000,215
1.06%, 1/4/2010	22,000,000	22,000,948
DnB NOR Bank ASA, 0.97%, 8/17/2009	20,000,000	20,000,000
Landwirtschaftliche Rentenbank, 2.625%, 2/26/2010	13,000,000	13,128,883
Mizuho Corporate Bank Ltd.:
0.42%, 9/9/2009	25,000,000	25,000,000
0.5%, 8/14/2009	30,000,000	30,000,000
0.7%, 8/5/2009	30,000,000	30,000,000
Societe Generale, 0.83%, 8/3/2009	30,000,000	30,000,017
Svenska Handelsbanken AB:
0.35%, 10/7/2009	20,000,000	20,000,186
0.62%, 11/30/2009	40,000,000	40,002,680
Toronto-Dominion Bank:
0.6%, 1/12/2010	22,000,000	22,007,991
0.65%, 4/1/2010	7,000,000	7,000,000
0.75%, 2/8/2010	20,000,000	20,000,000
UBS AG, 0.29%, 8/14/2009	70,000,000	70,000,000
Wal-Mart Stores, Inc., 5.321%, 6/1/2010	17,000,000	17,655,712
Total Certificates of Deposit and Bank Notes (Cost $561,296,632)		561,296,632

Commercial Paper 47.7%
Issued at Discount**
Antalis US Funding Corp., 144A, 0.47%, 8/13/2009	20,000,000	19,996,867
ASB Finance Ltd.:
0.9%, 12/9/2009	9,000,000	8,970,750
144A, 1.03%, 8/17/2009	7,000,000	6,996,796
1.2%, 3/12/2010	5,000,000	4,962,833
BNZ International Funding Ltd., 144A, 1.0%, 8/14/2009	14,000,000	13,994,944
BP Capital Markets PLC:
0.76%, 10/13/2009	25,000,000	24,961,472
0.78%, 10/22/2009	55,000,000	54,902,283
Caisse D'Amortissement de la Dette Sociale:
0.48%, 4/19/2010	7,500,000	7,473,900
0.65%, 3/12/2010	14,000,000	13,943,631
0.7%, 1/8/2010	14,000,000	13,956,444
0.82%, 8/27/2009	30,000,000	29,982,233
1.05%, 9/9/2009	18,000,000	17,979,525
Citibank Omni Master Trust, 144A, 0.75%, 8/20/2009	50,000,000	49,980,208
Coca-Cola Co., 144A, 0.65%, 8/12/2009	35,000,000	34,993,049
Danske Corp.:
144A, 0.33%, 8/4/2009	35,000,000	34,999,037
144A, 0.51%, 1/15/2010	18,000,000	17,957,415
144A, 0.6%, 1/11/2010	30,000,000	29,918,500
Dexia Delaware LLC, 0.37%, 8/7/2009	17,500,000	17,498,921
DnB NOR Bank ASA, 144A, 0.83%, 9/9/2009	25,000,000	24,977,521
Eli Lilly & Co., 144A, 0.75%, 10/5/2009	50,000,000	49,932,292
General Electric Capital Corp., 0.32%, 10/21/2009	25,000,000	24,982,000
General Electric Capital Services, Inc., 0.8%, 11/2/2009	18,000,000	17,962,800
ING (US) Funding LLC, 0.61%, 8/3/2009	52,000,000	51,998,238
JPMorgan Chase Funding, Inc., 144A, 0.25%, 8/3/2009	70,000,000	69,999,028
Kellogg Co., 0.3%, 8/11/2009	6,000,000	5,999,500
Kreditanstalt fuer Wiederaufbau:
144A, 0.6%, 8/27/2009	30,000,000	29,987,000
144A, 0.75%, 9/3/2009	30,000,000	29,979,375
LMA Americas LLC, 144A, 0.27%, 8/21/2009	9,500,000	9,498,575
Merck & Co., Inc., 0.2%, 8/20/2009	25,000,000	24,997,361
NRW.Bank:
0.41%, 10/6/2009	26,000,000	25,980,457
0.46%, 11/13/2009	35,000,000	34,953,489
0.49%, 8/12/2009	7,000,000	6,998,952
0.5%, 1/11/2010	14,500,000	14,467,174
0.6%, 11/12/2009	7,000,000	6,987,983
Pfizer, Inc., 0.235%, 8/11/2009	20,000,000	19,998,694
Procter & Gamble International Funding SCA:
144A, 0.64%, 9/4/2009	20,000,000	19,987,911
144A, 0.65%, 8/11/2009	38,200,000	38,193,103
Prudential Funding LLC, 0.21%, 8/3/2009	24,376,000	24,375,716
Rio Tinto Ltd., 0.6%, 8/17/2009	10,000,000	9,997,333
Romulus Funding Corp., 144A, 0.57%, 8/3/2009	17,000,000	16,999,481
Scaldis Capital LLC, 0.38%, 8/20/2009	17,000,000	16,996,591
Siemens Capital Co., LLC, 144A, 0.2%, 8/10/2009	35,000,000	34,998,250
Societe Generale North America, Inc.:
0.5%, 9/15/2009	14,000,000	13,991,250
0.75%, 10/30/2009	15,000,000	14,971,875
Straight-A Funding LLC:
144A, 0.35%, 8/24/2009	15,000,000	14,996,646
144A, 0.35%, 10/8/2009	18,000,000	17,988,100
144A, 0.36%, 8/27/2009	32,000,000	31,991,680
144A, 0.37%, 9/9/2009	10,000,000	9,995,992
144A, 0.37%, 9/10/2009	55,500,000	55,477,184
144A, 0.37%, 9/16/2009	70,000,000	69,966,906
144A, 0.39%, 8/24/2009	46,000,000	45,988,538
144A, 0.43%, 8/10/2009	49,750,000	49,744,652
144A, 0.5%, 8/7/2009	20,000,000	19,998,333
Swedbank AB:
144A, 0.81%, 3/30/2010	14,000,000	13,924,085
144A, 0.82%, 2/19/2010	15,000,000	14,930,983
144A, 0.86%, 6/3/2010	14,000,000	13,897,660
144A, 0.89%, 5/28/2010	14,000,000	13,896,167
144A, 0.99%, 5/12/2010	18,000,000	17,859,420
144A, 1.07%, 6/10/2010	17,000,000	16,841,848
144A, 1.09%, 6/14/2010	10,000,000	9,904,019
Total Capital Canada Ltd.:
144A, 0.27%, 10/16/2009	23,000,000	22,986,890
144A, 0.29%, 8/12/2009	45,000,000	44,996,012
Verizon Communications, Inc., 0.27%, 8/24/2009	15,000,000	14,997,412
Victory Receivables Corp., 144A, 0.4%, 9/17/2009	26,000,000	25,986,422
Wal-Mart Stores, Inc., 144A, 0.75%, 9/8/2009	18,000,000	17,985,750
Westpac Banking Corp., 0.74%, 9/24/2009	40,000,000	39,955,600
Total Commercial Paper (Cost $1,627,991,056)		1,627,991,056

Short-Term Notes* 12.8%
Commonwealth Bank of Australia, 144A, 0.71%, 6/24/2010	30,000,000	30,000,000
General Electric Capital Corp.:
0.325%, 9/24/2009	30,000,000	30,000,000
1.262%, 12/9/2010	16,000,000	16,174,791
Inter-American Development Bank, 0.795%, 2/19/2010	37,000,000	37,000,000
International Bank for Reconstruction & Development:
0.441%, 2/1/2010	30,000,000	30,000,000
0.956%, 2/8/2010	18,000,000	18,011,348
Kreditanstalt fuer Wiederaufbau, 0.553%, 1/21/2010	32,000,000	32,000,000
National Australia Bank Ltd., 0.625%, 7/12/2010	15,000,000	15,000,000
Procter & Gamble International Funding SCA, 0.996%, 5/7/2010	17,000,000	17,000,000
Queensland Treasury Corp., 0.68%, 6/18/2010	29,500,000	29,500,000
Rabobank Nederland NV:
144A, 0.258%, 4/7/2011	40,000,000	40,000,000
144A, 0.283%, 8/16/2010	12,000,000	12,000,000
144A, 1.176%, 10/9/2009	22,500,000	22,500,000
144A, 1.225%, 5/19/2010	18,000,000	18,068,015
Royal Bank of Scotland PLC, 0.766%, 5/21/2010	28,000,000	28,000,000
Societe Generale, 0.213%, 4/19/2010	35,000,000	35,000,000
Westpac Banking Corp., 0.627%, 7/6/2010	28,000,000	28,000,000
Total Short-Term Notes (Cost $438,254,154)		438,254,154

Time Deposit 2.5%
Calyon, 0.19%, 8/3/2009 (Cost $86,000,000)	86,000,000	86,000,000

Government & Agency Obligations 13.3%
Foreign Government Obligations 3.1%
Government of Canada:
0.85%**, 11/19/2009	10,000,000	9,974,028
0.9%**, 11/30/2009	30,000,000	29,909,250
Kingdom of Sweden, 1.0%, 4/26/2010	20,000,000	20,011,246
Republic of Ireland, 0.28%**, 8/24/2009	45,000,000	44,991,950
		104,886,474
US Government-Sponsored Agencies 7.3%
Federal Farm Credit Bank, 0.347%*, 4/1/2010	20,000,000	20,000,000
Federal Home Loan Bank:
0.507%**, 1/12/2010	18,000,000	17,958,180
0.85%*, 3/11/2010	25,000,000	24,998,019
Federal Home Loan Mortgage Corp.:
0.248%**, 12/8/2009	25,000,000	24,977,604
0.338%**, 2/2/2010	20,000,000	19,965,056
0.369%**, 3/31/2010	20,000,000	19,950,255
0.372%**, 8/3/2009	20,000,000	19,999,389
0.587%**, 9/15/2009	15,000,000	14,988,750
0.588%**, 9/21/2009	30,000,000	29,974,500
Federal National Mortgage Association:
0.248%**, 11/17/2009	20,000,000	19,985,000
0.449%**, 6/1/2010	10,000,000	9,962,000
0.487%**, 12/21/2009	27,000,000	26,947,815
		249,706,568

US Treasury Obligations 2.9%
US Treasury Bills:
0.16%**, 8/20/2009	20,000,000	19,998,311
0.48%**, 1/14/2010	25,000,000	24,944,667
0.49%**, 7/29/2010	3,400,000	3,383,247
0.53%**, 6/3/2010	17,000,000	16,923,415
0.6%**, 6/3/2010	17,000,000	16,913,300
0.705%**, 12/17/2009	9,000,000	8,975,678
US Treasury Note, 2.75%, 7/31/2010	6,800,000	6,951,107
		98,089,725
Total Government & Agency Obligations (Cost $452,682,767)		452,682,767

Repurchase Agreements 7.1%
Banc of America Securities LLC, 0.2%, dated 7/31/2009, to be repurchased at $104,293,254 on 8/3/2009 (a)	104,291,516	104,291,516
JPMorgan Securities, Inc., 0.21%, dated 7/31/2009, to be repurchased at $1,983,280 on 8/3/2009 (b)	1,983,245	1,983,245
The Goldman Sachs & Co., 0.21%, dated 7/31/2009, to be repurchased at $137,319,253 on 8/3/2009 (c)	137,316,850	137,316,850
Total Repurchase Agreements (Cost $243,591,611)		243,591,611
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,409,816,220)+	99.8	3,409,816,220
Other Assets and Liabilities, Net	0.2	5,548,628
Net Assets	100.0	3,415,364,848
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of July 31, 2009.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $3,409,816,220.
(a) Collateralized by $105,948,142 Federal National Mortgage Association, 4.5%, maturing on 8/1/2039 with a value of $106,377,347.
(b) Collateralized by $2,015,000 Government National Mortgage Association, 4.5%, maturing on 7/15/2039 with a value of $2,027,626.
(c) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
86,757,297	Government National Mortgage Association	4.5-5.0	3/20/2038-7/20/2039	81,203,082
517,250,571	Government National Mortgage Association — Interest Only	4.5-7.071	9/20/2036-4/20/2038	58,860,105
Total Collateral Value				140,063,187

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," as amended, establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Securities held by a money market fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of July 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3
Investments in Securities (d)	$ —	$ 3,409,816,220	$ —
Total	$ —	$ 3,409,816,220	$ —
(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2009
Assets
Investments in securities, valued at amortized cost	$ 3,409,816,220
Receivable for Fund shares sold	8,884,271
Due from Advisor	12,057
Interest receivable	1,488,929
Other assets	112,038
Total assets	3,420,313,515
Liabilities
Payable for Fund shares redeemed	3,304,465
Distributions payable	38,195
Accrued management fee	468,366
Other accrued expenses and payables	1,137,641
Total liabilities	4,948,667
Net assets, at value	$ 3,415,364,848
Net Assets Consist of
Undistributed net investment income	161
Accumulated net realized gain (loss)	533,154
Paid-in capital	3,414,831,533
Net assets, at value	$ 3,415,364,848
Statement of Assets and Liabilities as of July 31, 2009 (continued)
Net Asset Value
DWS Cash Investment Trust Class A
Net Asset Value, offering and redemption price per share ($218,283,918 ÷ 218,336,219 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 1.00
DWS Cash Investment Trust Class B
Net Asset Value, offering and redemption price per share ($23,048,248 ÷ 23,080,117 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 1.00
DWS Cash Investment Trust Class C
Net Asset Value, offering and redemption price per share ($41,535,991 ÷ 41,549,433 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 1.00
DWS Cash Investment Trust Class S
Net Asset Value, offering and redemption price per share ($541,319,128 ÷ 541,899,571 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 1.00
DWS Money Market Fund
Net Asset Value, offering and redemption price per share ($2,591,177,563 ÷ 2,590,321,596 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2009
Investment Income
Income: Interest	$ 65,203,218
Expenses: Management fee	6,306,043
Services to shareholders	4,691,265
Administration fee	3,755,556
Distribution and service fees	1,243,771
Custodian fee	159,071
Trustees' fees and expenses	108,385
Reports to shareholders	339,562
Registration fees	148,412
Professional fees	135,455
Temporary guarantee program participation fee	1,429,984
Other	126,797
Total expenses before expense reductions	18,444,301
Expense reductions	(299,894)
Total expenses after expense reductions	18,144,407
Net investment income	47,058,811
Net realized gain (loss)	786,003
Net increase (decrease) in net assets resulting from operations	$ 47,844,814

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended July 31,
	2009	2008
Operations: Net investment income	$ 47,058,811	$ 162,617,218
Net realized gain (loss)	786,003	(25,112)
Net increase in net assets resulting from operations	47,844,814	162,592,106
Distributions to shareholders from net investment income: DWS Cash Investment Trust Class A	(1,639,320)	(4,273,645)
DWS Cash Investment Trust Class B	(141,551)	(840,703)
DWS Cash Investment Trust Class C	(219,032)	(1,058,276)
DWS Cash Investment Trust Class S	(6,824,480)	(21,748,749)
DWS Money Market Fund	(38,336,659)	(134,695,847)
Total distributions	(47,161,042)	(162,617,220)
Fund share transactions: Proceeds from shares sold	1,847,435,655	2,642,320,963
Reinvestment of distributions	46,957,372	160,374,466
Cost of shares redeemed	(2,717,367,837)	(2,954,617,892)
Net increase (decrease) in net assets from Fund share transactions	(822,974,810)	(151,922,463)
Increase (decrease) in net assets	(822,291,038)	(151,947,577)
Net assets at beginning of period	4,237,655,886	4,389,603,463
Net assets at end of period (including undistributed net investment income of $161 and $102,392, respectively)	$ 3,415,364,848	$ 4,237,655,886

The accompanying notes are an integral part of the financial statements.

Financial Highlights

DWS Cash Investment Trust Class A
Years Ended July 31,	2009	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00
Net investment income	.009	.034	.018
Distributions from net investment income	(.009)	(.034)	(.018)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.91[b]	3.41[b]	1.77**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	218	156	116
Ratio of expenses before expense reductions (%)	.81	.85	.86*
Ratio of expenses after expense reductions (%)	.77	.84	.86*
Ratio of net investment income (%)	.96	3.37	4.51*
[a] For the period from March 12, 2007 (commencement of operations) to July 31, 2007. [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized
DWS Cash Investment Trust Class B
Years Ended July 31,	2009	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00
Net investment income	.004	.026	.014
Distributions from net investment income	(.004)	(.026)	(.014)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.45[b]	2.62[b]	1.45b**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	30	36
Ratio of expenses before expense reductions (%)	1.56	1.62	1.69*
Ratio of expenses after expense reductions (%)	1.28	1.61	1.67*
Ratio of net investment income (%)	.45	2.60	3.70*
[a] For the period from March 12, 2007 (commencement of operations) to July 31, 2007. [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized
DWS Cash Investment Trust Class C
Years Ended July 31,	2009	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00
Net investment income	.005	.027	.015
Distributions from net investment income	(.005)	(.027)	(.015)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.48[b]	2.69[b]	1.48b**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	42	39
Ratio of expenses before expense reductions (%)	1.52	1.54	1.60*
Ratio of expenses after expense reductions (%)	1.22	1.53	1.60*
Ratio of net investment income (%)	.51	2.68	3.77*
[a] For the period from March 12, 2007 (commencement of operations) to July 31, 2007. [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized
DWS Cash Investment Trust Class S
Years Ended July 31,	2009	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00
Net investment income	.012	.037	.019
Distributions from net investment income	(.012)	(.037)	(.019)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	1.20	3.73[b]	1.89**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	541	579	602
Ratio of expenses before expense reductions (%)	.49	.53	.56*
Ratio of expenses after expense reductions (%)	.49	.53	.56*
Ratio of net investment income (%)	1.24	3.68	4.81*
[a] For the period from March 12, 2007 (commencement of operations) to July 31, 2007. [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized
DWS Money Market Fund
Years Ended July 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.013	.038	.050	.040	.019
Distributions from net investment income	(.013)	(.038)	(.050)	(.040)	(.019)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	1.26	3.84[a]	5.09	4.04	1.95
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,591	3,430	3,596	3,399	3,392
Ratio of expenses before expense reductions (%)	.44	.43	.40	.44	.48
Ratio of expenses after expense reductions (%)	.44	.42	.40	.44	.48
Ratio of net investment income (%)	1.29	3.79	4.98	3.97	1.91
[a] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Money Market Prime Series (the "Fund") is a diversified series of DWS Money Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options: DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, DWS Cash Investment Trust Class C, DWS Cash Investment Trust Class S and DWS Money Market Fund shares. DWS Cash Investment Trust Class A shares are offered to investors without an initial sales charge but are subject to the applicable sales charge if exchanged into Class A shares of another DWS Investments Fund. DWS Cash Investment Trust Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than DWS Cash Investment Trust Class A shares and a contingent deferred sales charge payable upon certain redemptions. DWS Cash Investment Trust Class B shares automatically convert to DWS Cash Investment Trust Class A shares six years after issuance. DWS Cash Investment Trust Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than DWS Cash Investment Trust Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. DWS Cash Investment Trust Class C shares do not automatically convert into another class. DWS Money Market Fund and DWS Cash Investment Trust Class S shares are not subject to initial or contingent deferred sales charges. DWS Cash Investment Trust Class S shares are generally not available to new investors except under certain circumstances.

Investment income, realized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," as amended, effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

During the year ended July 31, 2009, the Fund utilized $143,000 of prior year capital loss carryforward.

The Fund has reviewed the tax positions for the open tax years as of July 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At July 31, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 654,952

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended July 31,
	2009	2008
Distributions from ordinary income	$ 47,161,042	$ 162,617,220
* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $215,000,000 of the Fund's average daily net assets	.400%
Next $335,000,000 of such net assets	.275%
Next $250,000,000 of such net assets	.200%
Next $800,000,000 of such net assets	.150%
Next $800,000,000 of such net assets	.140%
Next $800,000,000 of such net assets	.130%
Over $3,200,000,000 of such net assets	.120%

Accordingly, for the year ended July 31, 2009, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.17% of the Fund's average daily net assets.

For the period from August 1, 2008 through March 9, 2010 (through September 30, 2009 for DWS Cash Investment Trust Class S), the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain total operating expenses of each class as follows:

DWS Cash Investment Trust Class A	.96%
DWS Cash Investment Trust Class B	1.67%
DWS Cash Investment Trust Class C	1.60%
DWS Cash Investment Trust Class S	.67%
DWS Money Market Fund	.47%

Effective October 1, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain total operating expenses of DWS Cash Investment Trust Class S shares at 0.72%.

In addition, the Advisor has agreed to voluntarily waive expenses as necessary to maintain a minimum yield. The waiver may be changed or terminated at any time without notice. Under this arrangement, the Advisor waived expenses on DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B and DWS Cash Investment Trust Class C shares of the Fund.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended July 31, 2009, the Administration Fee was $3,755,556, of which $292,671 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement among DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended July 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at July 31, 2009
DWS Cash Investment Trust Class A	$ 398,901	$ 39,534
DWS Cash Investment Trust Class B	57,663	3,402
DWS Cash Investment Trust Class C	70,201	5,316
DWS Cash Investment Trust Class S	784,757	95,415
DWS Money Market Fund	2,560,512	437,417
	$ 3,872,034	$ 581,084

Distribution and Service Fees. Under the Fund's DWS Cash Investment Trust Class B and DWS Cash Investment Trust Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of DWS Cash Investment Trust Class B and DWS Cash Investment Trust Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of DWS Cash Investment Trust Class B and DWS Cash Investment Trust Class C shares. For the year ended July 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Waived
DWS Cash Investment Trust Class B	$ 223,656	$ 83,668
DWS Cash Investment Trust Class C	343,022	135,860
	$ 566,678	$ 219,528

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, and DWS Cash Investment Trust Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at July 31, 2009	Annual Effective Rate
DWS Cash Investment Trust Class A	$ 488,200	$ 75,152	$ 910.21%
DWS Cash Investment Trust Class B	74,552	—	5,267.25%
DWS Cash Investment Trust Class C	114,341	—	9,010.25%
	$ 677,093	$ 75,152	$ 15,187

Contingent Deferred Sales Charge. DIDI receives any contingent deferred sales charge ("CDSC") from DWS Cash Investment Trust Class B share redemptions occurring within six years of purchase and DWS Cash Investment Trust Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for DWS Cash Investment Trust Class B and 1% for DWS Cash Investment Trust Class C, of the value of the shares redeemed. For the year ended July 31, 2009, the CDSC for DWS Cash Investment Trust Class B and DWS Cash Investment Trust Class C shares aggregated $144,760 and $22,085, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of DWS Cash Investment Trust Class A shares. For the year ended July 31, 2009, DIDI received $39,816 for DWS Cash Investment Trust Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended July 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $25,796, of which $6,479 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

C. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2009, the Fund's custodian fee was reduced by $776 and $4,438, respectively, for custodian and transfer agent credits earned.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended July 31, 2009		Year Ended July 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
DWS Cash Investment Trust Class A	258,849,269	$ 258,849,269	130,298,085	$ 130,298,085
DWS Cash Investment Trust Class B	20,062,162	20,062,162	24,944,523	24,944,523
DWS Cash Investment Trust Class C	38,707,246	38,707,246	45,727,254	45,727,254
DWS Cash Investment Trust Class S	246,395,232	246,395,232	248,315,895	248,315,895
DWS Money Market Fund	1,283,421,746	1,283,421,746	2,193,035,206	2,193,035,206
		$ 1,847,435,655		$ 2,642,320,963
Shares issued to shareholders in reinvestments of distributions
DWS Cash Investment Trust Class A	1,613,395	$ 1,613,395	4,110,145	$ 4,110,145
DWS Cash Investment Trust Class B	137,600	137,600	786,983	786,983
DWS Cash Investment Trust Class C	211,121	211,121	987,822	987,822
DWS Cash Investment Trust Class S	6,701,122	6,701,122	20,756,255	20,756,255
DWS Money Market Fund	38,294,134	38,294,134	133,733,261	133,733,261
		$ 46,957,372		$ 160,374,466
Shares redeemed
DWS Cash Investment Trust Class A	(198,638,058)	$ (198,638,058)	(94,203,818)	$ (94,203,818)
DWS Cash Investment Trust Class B	(27,114,812)	(27,114,812)	(32,135,197)	(32,135,197)
DWS Cash Investment Trust Class C	(39,825,984)	(39,825,984)	(43,270,943)	(43,270,943)
DWS Cash Investment Trust Class S	(290,903,774)	(290,903,774)	(292,377,778)	(292,377,778)
DWS Money Market Fund	(2,160,885,209)	(2,160,885,209)	(2,492,630,156)	(2,492,630,156)
		$ (2,717,367,837)		$ (2,954,617,892)
Net increase (decrease)
DWS Cash Investment Trust Class A	61,824,606	$ 61,824,606	40,204,412	$ 40,204,412
DWS Cash Investment Trust Class B	(6,915,050)	(6,915,050)	(6,403,691)	(6,403,691)
DWS Cash Investment Trust Class C	(907,617)	(907,617)	3,444,133	3,444,133
DWS Cash Investment Trust Class S	(37,807,420)	(37,807,420)	(23,305,628)	(23,305,628)
DWS Money Market Fund	(839,169,329)	(839,169,329)	(165,861,689)	(165,861,689)
		$ (822,974,810)		$ (151,922,463)

F. Participation in the Treasury's Temporary Guarantee Program

The Fund participated in the Temporary Guarantee Program for Money Market Funds (the "Program") established by the U.S. Department of the Treasury (the "Treasury"). The Program was terminated on September 18, 2009.

The Program was designed to protect the value of accounts in the Fund as of the close of business on September 19, 2008. According to the terms of the Program, any investment made by a shareholder after September 19, 2008 in excess of the amount held in the account as of the close of business on that date would not have been covered by the Program. Any purchase of shares of the Fund for an account opened after September 19, 2008 would also not have been covered under the Program. The Program guarantee applied to the lesser of (i) the number of shares held in an account as of the close of business on September 19, 2008, or (ii) the number of shares held in the account on the date the Program guarantee is triggered. Subject to certain conditions and limitations, the Program guarantee would have triggered if the Fund's net asset value fell below $0.995 and the Fund was liquidated. Guarantee payments under the Program would not have exceeded the amount available within the Treasury's Exchange Stabilization Fund ("ESF") on the date of payment.

The Fund bears the expenses of participating in the Program. The expense is determined by the product of (i) the number of shares outstanding of each class as of September 19, 2008 valued at $1.00; and (ii) the applicable Program participation fee rate, which is based upon the market-based net asset value outstanding of each share class as of September 19, 2008. For the initial period ending December 18, 2008, the Program participation fee was equal to 0.010%. For the coverage under the Program beginning on December 19, 2008 and ending on April 30, 2009, the Program participation fee was equal to 0.015%. For the coverage under the Program beginning on May 1, 2009 and ending September 18, 2009, the Program participation fee was equal to 0.015%. This expense was amortized over the length of the participation in the Program and is included in "Temporary guarantee program participation fee" expense on the Statement of Operations. For the period from September 19, 2008 through July 31, 2009, the Fund has accrued $1,429,984. This expense was borne by the Fund without regard to any expense limitation currently in effect for the Fund.

Neither the Fund nor Deutsche Investment Management Americas Inc., the Fund's investment advisor, are in any manner approved, endorsed, sponsored or authorized by the Treasury.

G. Review for Subsequent Events

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165 "Subsequent Events," adopted by the Fund as of July 31, 2009, events and transactions from August 1, 2009 through September 24, 2009, the date the financial statements were available to be issued, have been evaluated by management for subsequent events. Management has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Money Funds and Shareholders of DWS Money Market Prime Series:

We have audited the accompanying statement of assets and liabilities of DWS Money Market Prime Series (the "Fund"), a series of DWS Money Funds (the "Trust"), including the portfolio of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Money Market Prime Series at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts September 24, 2009

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of July 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	125
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	125
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	125
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		125
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	125
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	125
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	125
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	125
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[3] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)
		125
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	125
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	125
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	128
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; relocated to Germany in July 2009 as Vice Chairman[5] of Deutsche Asset Management and Member of the Management Board of DWS Investments, responsible for Global Relationship Management; formerly: board member of DWS Investments, Germany (1999-2005); Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
125
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is DWS Investment GmbH, Mainzer Landstr. 178-190, Floor 5C, 60327 Frankfurt am Main, Germany. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within DWS Cash Investment Trust Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of DWS Cash Investment Trust Classes A, B and C and DWS Money Market Fund:

(800) 621-1048

For shareholders of DWS Cash Investment Trust Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Nasdaq Symbol	CUSIP Number	Fund Number
DWS Money Market Fund	KMMXX	23339A 101	6
DWS Cash Investment Trust Class A	DOAXX	23339A 408	421
DWS Cash Investment Trust Class B	DOBXX	23339A 507	621
DWS Cash Investment Trust Class C	DOCXX	23339A 606	721
DWS Cash Investment Trust Class S	DOSXX	23339A 705	2021

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, July 31, 2009, DWS Money Market Prime Series has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS MONEY MARKET PRIME SERIES

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended July 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$57,621	$0	$7,487	$0
2008	$59,068	$0	$6,563	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended July 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$0	$420,000	$0
2008	$0	$402,000	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended July 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$7,487	$420,000	$664,000	$1,091,487
2008	$6,563	$402,000	$1,674,733	$2,083,296

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2008 and 2009 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that E&Y had identified four matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2006 and 2007, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to the E&Y member firm in Germany (“E&Y Germany”). DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangement and has terminated the guarantee on the lease deposits.

Second, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, DB provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”). E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex. E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Third, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y. Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Money Market Prime Series, a series of DWS Money Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	September 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Money Market Prime Series, a series of DWS Money Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	September 30, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	September 30, 2009